UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-07338

Capital World Growth and Income Fund

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: November 30

Date of reporting period: November 30, 2020

Gregory F. Niland

Capital World Growth and Income Fund

5300 Robin Hood Road

Norfolk, Virginia 23513

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

Capital World Growth and Income Fund® Annual report for the year ended November 30, 2020

Global flexibility:
following opportunity
anywhere

Capital World Growth and Income Fund seeks to provide you with long-term growth of capital while providing current income.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For nearly 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended December 31, 2020 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years

Reflecting 5.75% maximum sales charge	8.73%	10.18%	8.55%

For other share class results, visit capitalgroup.com and americanfundsretirement.com.

The total annual fund operating expense ratio is 0.76% for Class A shares as of the prospectus dated February 1, 2021 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit capitalgroup.com for more information.

The fund’s 30-day yield for Class A shares as of December 31, 2020, reflecting the 5.75% maximum sales charge and calculated in accordance with the U.S. Securities and Exchange Commission formula, was 1.16%.

Investing outside the United States may be subject to risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors
4	The value of a long-term perspective
6	Investment portfolio
15	Financial statements
42	Board of trustees and other officers

Fellow investors:

Global stocks posted strong gains during Capital World Growth and Income Fund’s fiscal year, even as the global coronavirus pandemic and government lockdowns resulted in a sharp drop in global economic activity.

Against this backdrop, for the 12 months ended November 30, 2020, the fund generated a total return of 14.17%. This result modestly trailed the 15.01% gain of its primary benchmark, the MSCI ACWI (All Country World Index). The fund has outpaced the index over its lifetime, as you can see in the table below.

The fund’s total return includes the reinvestment of any dividends paid. In a challenging period for dividends that included a rise in dividend cuts and suspensions, the fund paid dividends totaling 73 cents a share for the 12 months, as well as a capital gains distribution of nearly 40 cents a share. For the year, investors who reinvested dividends recorded an income return of 1.45%.

Global economy, markets rocked by pandemic

World equity markets ended the period firmly higher amid swings of extreme market volatility and a severe economic slowdown. Seeking to slow the spread of COVID-19, most countries ordered lockdowns, virtually shuttering areas of the economy including restaurants, hotels, airlines and retailers.

Governments responded with massive amounts of fiscal stimulus, including trillions of dollars in direct aid to companies and workers impacted by the crisis, and central banks aggressively cut interest rates and expanded bond-buying stimulus programs.

Results at a glance

For periods ended November 30, 2020, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime (since 3/26/93)

Capital World Growth and Income Fund (Class A shares)	14.17%	10.00%	9.38%	10.48%
MSCI ACWI*	15.01	10.84	9.41	7.72

*	Results for the MSCI ACWI reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter. This index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes. It is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. Source: MSCI.

Capital World Growth and Income Fund	1

Buoyed by the stimulus, markets rebounded in late March and April, led by a strong rally in technology and consumer tech stocks. Economic activity slowly picked up as businesses reopened and people adapted to new guidelines affecting work, commerce and recreation. In the closing weeks of the period, markets got a further boost from positive vaccine news. After the close of the fiscal year, authorities in the U.S. and U.K. approved vaccines for use as COVID-19 continued to spread.

Digitally focused, growth-oriented stocks rallied as millions of home-bound customers switched to online services for food, entertainment and other basic needs. Old-economy companies — particularly those without an online presence — fared much worse, creating a stark divide between companies that benefited from the lockdowns and those crushed by them.

Information technology stocks enjoyed the largest gains, led by semiconductor companies and software firms. Companies that provide cloud-computing services also soared as thousands of corporations moved to enable employees to work from home. Consumer discretionary stocks also rose sharply, lifted by a surge in global e-commerce. Health care stocks also advanced amid a global effort to develop vaccines and treatments for COVID-19.

In contrast, more dividend-oriented areas of the market like consumer staples, energy, financials and utilities firms lagged. Energy stocks suffered the steepest losses of the period as global demand for oil and gas plummeted. Several large oil companies posted multibillion-dollar write-downs on assets. The financials sector also declined, hurt by ultralow interest rates and a global economy in recession. Bank shares plunged as some lenders suspended dividend payments in a bid to conserve cash.

U.S. equities posted large gains on news of vaccine breakthroughs and greater political clarity following the presidential election result. The market rallied despite a surge in the number of COVID-19 cases, which led to further restrictions. Stock markets in other advanced economies were mixed. Shares rose 12.24% in Japan and 7.21% in Germany, while stocks in the U.K. fell 10.73% amid ongoing uncertainty over the terms of the U.K.’s departure from the European Union. China stocks soared 36.50% as the country was the first to fully reopen its economy and led the global economic rebound.

Strong stock selection across a range of sectors

Rather than focusing on market sectors or regions, the fund’s managers build the portfolio through careful stock selection based on the merits of individual companies. Stock selection was strong across a range of sectors, with communication services being the largest contributor. Within communication services, holdings in entertainment and interactive media & services recorded strong returns, including double-digit returns for Netflix (the fund’s fourth-largest position) and Yandex. Both companies benefited from stay-at-home policies around the world. They are also illustrative of a market led by rapidly growing companies that don’t pay any dividend or pay a small dividend. Alphabet, the operator of Google, rose more than 30%.

The fund’s holdings in the financials sector also contributed to results in relative terms, thanks to favorable stock selection and a smaller weighting in banks relative to the index. Markets have penalized banks as interest rates have declined around the world in recent years and yield curves have flattened, limiting lenders’ prospects for profitability. Rates are expected to remain low for some time. Investments in India’s Kotak Mahindra Bank and pan-Asian life insurance company AIA Group both advanced.

Among the fund’s worst decliners in the period were holdings in the industrials sector. Aircraft manufacturer Airbus slid 28.79% as the outlook for aerospace companies deteriorated when travel restrictions caused airlines to ground their planes. Airbus announced it was temporarily suspending production as quarantine measures impacted “non-essential” activities, along with supply-chain shortages. U.S. aircraft maker Boeing also fell sharply.

The fund’s relatively light exposure to the information technology sector, which produced the highest returns of all sectors, held back results in relative terms. However, a number of investments in semiconductor stocks were meaningful contributors to results as demand for their products has increased during stay at home and virtual learning environments. Investments in No. 1 holding Broadcom, Taiwan Semiconductor Manufacturing and ASML, all involved in the design or manufacture of semiconductors, posted double-digit gains. Microsoft, the fund’s second-largest holding, advanced 41.41%.

Among consumer staples holdings, investments in tobacco stocks were weighed down by industrywide concerns on falling cigarette sales. British American Tobacco, one of the world’s largest producers of cigarettes, declined, saying volumes over the first half of the year had

2	Capital World Growth and Income Fund

been especially weak in markets where lockdown measures had been strict. In addition, tobacco maker Philip Morris International was the only investment in the fund’s 20 largest holdings to post a loss.

Investments in the energy sector also detracted from the fund’s overall return. Integrated oil and gas company Royal Dutch Shell and energy exploration companies Canadian Natural Resources and EOG Resources all recorded double-digit losses as energy prices slumped.

Looking forward

As we turn the page to a new year, a number of challenges hang over global stock markets and the economy. Chief among them is the continued spread of COVID-19, which recently prompted authorities across the U.S. and Europe to impose new rounds of restrictions. That said, a number of bright spots have surfaced. U.S. and U.K. officials have approved vaccines for the coronavirus and the vaccines are being distributed. In the U.S., President-elect Joseph Biden’s selection of former Federal Reserve chair Janet Yellen as the next U.S. Treasury secretary boosted hopes of further fiscal stimulus. Additional stimulus and ongoing support from central banks will be key to recovery in 2021. The resurgence in China could further bolster the global economy. To be sure, the challenges of distributing many millions of doses of vaccines globally will require patience and it will take some time for the vaccines to help open up the global economy. We remain hopeful for a global recovery over the next two years.

The environment for dividends has been challenging. Dividend cuts and suspensions rose considerably in 2020. In some cases, companies sought to preserve cash as business slowed. In other cases, such as with banks in Europe, governments pressured companies to suspend dividends. The bottom line is that not all dividends are equal. We continue to rely on extensive research to anticipate which companies will cut or suspend dividends while also seeking to anticipate which companies are likely to restore or bolster dividends quickly.

Our focus remains on investing in sound companies that we believe can provide long-term capital appreciation — regardless of where they are domiciled — and can provide investors with regular dividend payments.

We thank you for your commitment to Capital World Growth and Income Fund.

Cordially,

Michael Cohen
Co-President

Sung Lee
Co-President

January 8, 2021

For current information about the fund, visit capitalgroup.com.

Capital World Growth and Income Fund	3

The value of a long-term perspective

Average annual total returns based on a $1,000 investment
(for periods ended November 30, 2020)*

	1 year	5 years	10 years
Class A shares	7.61%	8.70%	8.73%

**Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.*

$150,000
100,000
80,000
60,000
40,000
20,000
10,000
9,000
March 26
Year ended November 30
1993[5]
1994
1995
1996
1997
1998
1999
2000
2001
2002

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.¹ Thus, the net amount invested was $9,425. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	Includes reinvested dividends and reinvested capital gain distributions.
[3]	The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. Results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter. Source: MSCI.
[4]	Results calculated with capital gains reinvested.
[5]	For the period March 26 (commencement of operations) through November 30, 1993.

4	Capital World Growth and Income Fund

How a hypothetical $10,000 investment has grown

While notable for their volatility in recent years, financial markets have tended to reward investors over the long term. As the chart shows, over its lifetime, Capital World Growth and Income Fund has done demonstrably better than its relevant benchmark.

Capital World Growth and Income Fund	5

Investment portfolio November 30, 2020

Industry sector diversification	Percent of net assets

Country diversification by domicile	Percent of net assets
United States	46.21%
Eurozone*	11.85
China	6.89
Japan	6.31
United Kingdom	6.00
Switzerland	3.53
Taiwan	2.61
Brazil	2.41
India	2.26
Hong Kong	2.09
Russian Federation	1.76
Canada	1.76
Other countries	2.74
Bonds, notes & other debt instruments, short-term securities & other assets less liabilities	3.58
*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Belgium, Finland, France, Germany, Ireland, Italy, the Netherlands and Spain.

Common stocks 94.87%	Shares	Value (000)
Information technology 17.40%
Broadcom Inc.	9,134,583	$3,668,266
Microsoft Corp.	16,394,401	3,509,549
Taiwan Semiconductor Manufacturing Company, Ltd.	158,961,000	2,679,792
ASML Holding NV	3,473,668	1,507,636
Tokyo Electron Ltd.	3,179,400	1,080,204
Apple Inc.	6,851,473	815,668
Mastercard Inc., Class A	2,392,729	805,177
Accenture PLC, Class A	1,821,020	453,598
Logitech International SA	5,050,788	446,748
Keyence Corp.	819,000	418,051
NetEase, Inc.	20,437,875	381,016
Hangzhou Hikvision Digital Technology Co., Ltd., Class A	54,023,000	374,834
Visa Inc., Class A	1,261,979	265,457
EPAM Systems, Inc.[1]	753,612	242,912
Adobe Inc.[1]	481,782	230,518
OBIC Co., Ltd.	902,000	202,777
Worldline SA, non-registered shares[1]	2,083,948	192,652
Jack Henry & Associates, Inc.	845,511	136,009
RingCentral, Inc., Class A1	452,617	134,450
Ceridian HCM Holding Inc.[1]	1,371,316	132,222
ServiceNow, Inc.[1]	237,652	127,037
Hexagon AB, Class B1	1,521,656	126,283
Samsung Electronics Co., Ltd.	1,624,510	97,921
Capgemini SE	669,192	92,836
Globalwafers Co., Ltd.[2]	3,400,000	69,891
NortonLifeLock Inc.	3,726,154	67,928
SS&C Technologies Holdings, Inc.	619,361	42,668
Western Union Company	1,350,361	30,464
PayPal Holdings, Inc.[1]	92,492	19,804
Delta Electronics, Inc.	2,276,000	17,927
Temenos AG	132,312	16,715
GDS Holdings Ltd., Class A1	1,391,100	15,794
Autodesk, Inc.[1]	52,545	14,725
salesforce.com, inc.[1]	45,807	11,259
		18,428,788

6	Capital World Growth and Income Fund

Common stocks (continued)	Shares	Value (000)
Financials 13.44%
AIA Group Ltd.	136,159,696	$1,492,284
Kotak Mahindra Bank Ltd.[1]	45,766,876	1,178,591
CME Group Inc., Class A	5,002,498	875,587
Ping An Insurance (Group) Company of China, Ltd., Class H	63,106,000	740,886
Ping An Insurance (Group) Company of China, Ltd., Class A	3,913,559	53,529
HDFC Bank Ltd.[1]	32,674,052	635,711
HDFC Bank Ltd. (ADR)[1]	557,328	38,456
Zurich Insurance Group AG	1,649,218	669,487
Sberbank of Russia PJSC (ADR)	47,999,422	637,432
Lufax Holding Ltd. (ADR)[1,3]	34,392,300	566,441
JPMorgan Chase & Co.	4,618,896	544,475
HDFC Life Insurance Company Ltd.[1]	53,647,532	468,552
B3 SA - Brasil, Bolsa, Balcao	37,254,267	390,317
S&P Global Inc.	1,094,770	385,118
Citigroup Inc.	6,497,561	357,821
Nasdaq, Inc.	2,660,713	340,545
M&G PLC	119,383,098	298,417
Toronto-Dominion Bank (CAD denominated)	5,461,941	291,371
BlackRock, Inc.	367,344	256,535
Aon PLC, Class A	1,218,535	249,666
Barclays PLC[1]	125,075,917	224,372
Intercontinental Exchange, Inc.	2,022,561	213,400
BOC Hong Kong (Holdings) Ltd.	63,579,000	207,116
Chubb Ltd.	1,366,868	202,064
Hong Kong Exchanges and Clearing Ltd.	3,945,900	196,199
London Stock Exchange Group PLC	1,811,167	195,724
Discover Financial Services	2,444,578	186,204
QBE Insurance Group Ltd.	25,366,021	186,199
American International Group, Inc.	4,541,384	174,571
Macquarie Group Ltd.	1,378,338	140,302
FinecoBank SpA[1]	7,750,000	121,428
St. James’s Place PLC	8,741,978	118,875
Power Corp. of Canada, subordinate voting shares	4,976,732	112,050
The Blackstone Group Inc., Class A	1,877,950	111,832
Bank Rakyat Indonesia (Persero) Tbk PT	383,136,600	110,979
BNP Paribas SA1	2,153,403	110,364
Moody’s Corp.	374,613	105,768
Banco Santander, SA1	36,601,826	105,549
Legal & General Group PLC	30,470,000	102,649
DNB ASA[1]	4,195,000	75,993
Ares Management Corp., Class A	1,659,998	74,783
Berkshire Hathaway Inc., Class B1	318,900	72,999
Principal Financial Group, Inc.	1,428,277	71,114
KBC Groep NV1	970,000	67,573
National Bank of Canada (Canada)[3]	1,199,098	66,423
AXA SA	2,763,000	64,968
Deutsche Bank AG1	5,179,742	57,727
Swedbank AB, Class A1	3,131,000	56,663
Insurance Australia Group Ltd.	14,370,169	54,324
Marsh & McLennan Companies, Inc.	429,557	49,244
The People’s Insurance Co. (Group) of China Ltd., Class H	127,516,000	40,306
Aegon NV	10,266,345	38,404
DBS Group Holdings Ltd.	1,988,219	37,358
China Resources Mixc Lifestyle Services Ltd.[2]	341,876	984
		14,225,729

Consumer discretionary 13.00%
LVMH Moët Hennessy-Louis Vuitton SE	2,900,718	1,670,893
Amazon.com, Inc.[1]	511,584	1,620,719
Alibaba Group Holding Ltd.[1]	36,998,104	1,247,741
Alibaba Group Holding Ltd. (ADR)[1]	161,821	42,617
Ocado Group PLC[1,4]	43,119,804	1,268,698
Home Depot, Inc.	3,973,443	1,102,273
General Motors Company	22,067,096	967,421
MercadoLibre, Inc.[1]	505,417	785,079
Flutter Entertainment PLC (EUR denominated)	2,444,754	453,473
Flutter Entertainment PLC (GBP denominated)	1,124,827	205,515
adidas AG1	1,391,442	443,660

Capital World Growth and Income Fund	7

Common stocks (continued)	Shares	Value (000)
Consumer discretionary (continued)
Kering SA	537,351	$387,792
Marriott International, Inc., Class A	2,535,506	321,680
Restaurant Brands International Inc.	2,815,308	160,360
Restaurant Brands International Inc. (CAD denominated)	2,582,397	147,165
Shimano Inc.	1,149,800	272,472
Astra International Tbk PT	696,200,000	261,322
Meituan Dianping, Class B1	6,076,400	227,344
Naspers Ltd., Class N1	989,535	199,933
NIKE, Inc., Class B	1,298,434	174,899
Peugeot SA1	6,983,534	164,649
DraftKings Inc., Class A1	3,056,000	160,012
Lowe’s Companies, Inc.	1,015,775	158,278
YUM! Brands, Inc.	1,393,637	147,447
Sony Corp.	1,449,600	134,741
Moncler SpA[1]	2,570,000	126,181
Nokian Renkaat Oyj	3,429,420	120,514
Taylor Wimpey PLC[1]	54,534,218	111,925
McDonald’s Corp.	499,310	108,570
Wynn Macau, Ltd.[1]	54,942,800	93,709
Just Eat Takeaway (GBP denominated)[1]	792,314	84,079
EssilorLuxottica[1]	576,055	83,385
Industria de Diseño Textil, SA	2,431,268	80,769
Cie. Financière Richemont SA, Class A	670,309	55,675
Midea Group Co., Ltd., Class A	3,999,936	52,778
InterContinental Hotels Group PLC[1]	754,795	46,720
Melco Resorts & Entertainment Ltd. (ADR)	2,222,276	40,290
H & M Hennes & Mauritz AB, Class B1	1,713,041	36,270
		13,767,048

Health care 12.36%
UnitedHealth Group Inc.	4,895,526	1,646,561
Abbott Laboratories	13,865,538	1,500,528
Thermo Fisher Scientific Inc.	2,757,785	1,282,315
Novartis AG	12,860,817	1,164,302
Amgen Inc.	5,133,975	1,139,948
Gilead Sciences, Inc.	16,712,962	1,013,975
Daiichi Sankyo Company, Ltd.	17,306,100	612,344
AstraZeneca PLC	5,258,842	547,195
Pfizer Inc.	12,791,243	490,032
Chugai Pharmaceutical Co., Ltd.	9,178,174	443,436
Stryker Corp.	1,860,411	434,220
AbbVie Inc.	3,747,746	391,939
Johnson & Johnson	1,616,332	233,851
Coloplast A/S, Class B	1,317,740	196,725
Centene Corp.[1]	3,111,634	191,832
M3, Inc.	2,000,600	184,385
Zimmer Biomet Holdings, Inc.	1,146,816	171,013
Olympus Corp.	7,648,900	165,323
Carl Zeiss Meditec AG, non-registered shares	950,000	126,693
GlaxoSmithKline PLC	6,521,284	119,106
WuXi Biologics (Cayman) Inc.	11,858,400	117,650
Intuitive Surgical, Inc.[1]	141,255	102,558
Alcon Inc.[1]	1,605,463	102,432
Teva Pharmaceutical Industries Ltd. (ADR)[1]	10,184,306	96,853
Zoetis Inc., Class A	540,561	86,695
Illumina, Inc.[1]	256,355	82,569
Cigna Corp.	389,069	81,370
Humana Inc.	201,757	80,808
Vertex Pharmaceuticals Inc.[1]	337,746	76,922
Baxter International Inc.	919,000	69,908
Hypera SA, ordinary nominative	9,071,000	54,368
PerkinElmer, Inc.	354,478	47,146
Bluebird Bio, Inc.[1]	695,162	30,650
Viatris Inc.[1]	282,732	4,756
		13,090,408

8	Capital World Growth and Income Fund

Common stocks (continued)	Shares	Value (000)
Communication services 10.54%
Netflix, Inc.[1]	4,306,560	$2,113,229
Alphabet Inc., Class A1	544,445	955,174
Alphabet Inc., Class C1	533,249	938,913
Facebook, Inc., Class A1	5,310,020	1,470,716
SoftBank Corp.	86,817,743	1,068,174
Yandex NV, Class A1	13,862,497	955,958
Comcast Corp., Class A	17,644,117	886,441
Tencent Holdings Ltd.	8,619,600	626,087
SoftBank Group Corp.	7,284,100	507,375
Altice USA, Inc., Class A1	11,595,149	393,308
Altice USA, Inc., Class B1,2	1,454,582	49,339
Activision Blizzard, Inc.	2,463,266	195,780
América Móvil, SAB de CV, Series L (ADR)	10,469,281	155,888
Cellnex Telecom, SA, non-registered shares	2,313,259	145,916
Nintendo Co., Ltd.	239,900	136,173
ITV PLC[1]	88,658,200	111,198
Daily Mail and General Trust PLC, Class A, nonvoting shares	10,947,701	99,683
Omnicom Group Inc.	1,304,097	82,158
Electronic Arts Inc.[1]	574,539	73,397
TELUS Corp.	3,402,848	65,636
Bilibili Inc., Class Z (ADR)[1]	982,900	61,785
Shaw Communications Inc., Class B, nonvoting shares	3,138,760	54,573
Bharti Infratel Ltd.	5,580,028	16,471
		11,163,372

Industrials 7.47%
CSX Corp.	9,692,908	872,846
Airbus SE, non-registered shares[1]	7,876,679	824,284
Recruit Holdings Co., Ltd.	13,955,400	588,159
Aena SME, SA, non-registered shares[1]	2,571,996	419,090
Honeywell International Inc.	1,928,409	393,241
Stanley Black & Decker, Inc.	2,108,178	388,558
Safran SA1	2,213,536	322,923
Johnson Controls International PLC	6,992,783	321,948
VINCI SA	2,837,264	289,369
LIXIL Corp.	12,024,000	288,507
Lockheed Martin Corp.	751,207	274,191
Parker-Hannifin Corp.	900,500	240,668
TransDigm Group Inc.	405,626	234,935
Deere & Company	860,000	224,993
BAE Systems PLC	30,975,380	208,126
Union Pacific Corp.	1,016,796	207,508
Northrop Grumman Corp.	679,655	205,432
Raytheon Technologies Corp.	2,630,407	188,653
Melrose Industries PLC[1]	87,438,273	178,932
Nidec Corp.	1,258,700	160,412
Bunzl PLC	4,125,724	129,750
Sydney Airport, units	25,288,019	124,555
ManpowerGroup Inc.	1,410,280	122,201
L3Harris Technologies, Inc.	563,021	108,094
SMC Corp.	164,800	104,689
Deutsche Post AG	1,906,648	92,111
Atlas Copco AB, Class B	1,808,933	79,871
General Electric Co.	7,350,800	74,831
RELX PLC	2,943,462	68,573
Knorr-Bremse AG, non-registered shares	439,546	56,248
MTU Aero Engines AG	227,525	53,724
Jardine Matheson Holdings Ltd.	686,200	36,417
Otis Worldwide Corp.	231,011	15,464
Aeroports de Paris SA	89,161	11,263
		7,910,566

Consumer staples 5.91%
Philip Morris International Inc.	17,957,877	1,360,309
Nestlé SA	11,477,446	1,277,896
British American Tobacco PLC	21,227,783	746,974
British American Tobacco PLC (ADR)	4,040,188	142,659
Constellation Brands, Inc., Class A	2,436,617	501,553

Capital World Growth and Income Fund	9

Common stocks (continued)	Shares	Value (000)
Consumer staples (continued)
Altria Group, Inc.	10,715,086	$426,782
Keurig Dr Pepper Inc.	9,976,307	303,778
Imperial Brands PLC	16,405,280	297,660
Kweichow Moutai Co., Ltd., Class A	1,077,399	280,539
Kirin Holdings Company, Ltd.	7,032,100	153,137
Thai Beverage PCL	274,713,300	151,577
Treasury Wine Estates Ltd.	17,588,293	110,903
Mondelez International, Inc.	1,798,647	103,332
Conagra Brands, Inc.	2,597,320	94,958
Anheuser-Busch InBev SA/NV	1,375,000	91,653
Estée Lauder Companies Inc., Class A	309,496	75,926
Colgate-Palmolive Company	814,159	69,725
Pernod Ricard SA	345,324	65,907
		6,255,268

Utilities 4.59%
Enel SpA	108,220,795	1,080,493
E.ON SE	72,728,212	787,378
Iberdrola, SA, non-registered shares	52,286,310	713,822
DTE Energy Company	2,695,305	339,096
China Resources Gas Group Ltd.	57,604,000	277,577
Ørsted AS	1,416,616	255,164
Guangdong Investment Ltd.[3]	142,296,919	236,456
Dominion Energy, Inc.	2,262,231	177,563
Entergy Corp.	1,578,890	171,862
American Electric Power Company, Inc.	1,500,452	127,373
ENN Energy Holdings Ltd.	8,275,900	109,654
China Gas Holdings Ltd.	26,550,800	97,797
NextEra Energy, Inc.	1,279,184	94,135
SSE PLC	4,624,988	82,683
Endesa, SA	2,887,506	82,561
CLP Holdings Ltd.	7,438,500	69,864
Engie SA1	4,458,260	65,784
AES Corp.	2,678,793	54,755
National Grid PLC	3,173,600	35,895
		4,859,912

Materials 4.44%
Vale SA, ordinary nominative	72,420,309	1,054,389
Vale SA, ordinary nominative (ADR)	41,912,762	610,250
Linde PLC	2,158,370	553,449
Rio Tinto PLC	7,806,947	503,115
BHP Group PLC	17,907,243	405,507
Fortescue Metals Group Ltd.	18,830,891	251,990
Freeport-McMoRan Inc.	8,156,821	190,788
Shin-Etsu Chemical Co., Ltd.	977,400	160,419
Air Liquide SA, non-registered shares	954,434	156,714
Dow Inc.	2,411,263	127,821
CRH PLC	3,005,873	117,678
Huntsman Corp.	4,615,000	114,314
Amcor PLC (CDI)	8,790,927	98,214
Koninklijke DSM NV	518,711	84,954
Barrick Gold Corp. (CAD denominated)	3,076,291	70,612
Evonik Industries AG	1,868,572	56,414
HeidelbergCement AG	761,680	54,096
Akzo Nobel NV	392,436	41,691
WestRock Co.	949,368	40,073
Teck Resources Ltd., Class B	822,442	12,995
		4,705,483

Real estate 3.32%
Crown Castle International Corp. REIT	5,575,851	934,345
Longfor Group Holdings Ltd.[3]	109,312,000	716,426
American Tower Corp. REIT	2,413,578	558,019
China Overseas Land & Investment Ltd.	139,752,500	340,048
Equinix, Inc. REIT	311,640	217,459
China Resources Land Ltd.	44,444,000	192,660
Shimao Group Holdings Ltd.	37,703,000	140,577

10	Capital World Growth and Income Fund

Common stocks (continued)	Shares	Value (000)
Real estate (continued)
Unibail-Rodamco-Westfield, non-registered shares REIT[3]	1,327,559	$94,223
CIFI Holdings (Group) Co. Ltd.	102,788,381	88,850
Sun Hung Kai Properties Ltd.	5,935,000	79,250
Vonovia SE	1,077,604	73,886
Digital Realty Trust, Inc. REIT	518,375	69,851
SBA Communications Corp. REIT	36,990	10,623
Shimao Services Holdings Ltd.[1]	618,081	1,104
		3,517,321

Energy 2.40%
Canadian Natural Resources, Ltd. (CAD denominated)	20,668,362	471,551
EOG Resources, Inc.	7,901,540	370,424
TC Energy Corp. (CAD denominated)[3]	7,572,756	333,127
Gazprom PJSC (ADR)	58,052,943	269,946
Chevron Corp.	3,014,193	262,777
BP PLC	61,673,138	203,617
Total SE	4,186,411	178,902
ConocoPhillips	3,000,000	118,680
Royal Dutch Shell PLC, Class B	6,066,796	99,821
Royal Dutch Shell PLC, Class A (GBP denominated)	83,772	1,420
Royal Dutch Shell PLC, Class A (ADR)[3]	14,398	487
Royal Dutch Shell PLC, Class A (EUR denominated)[3]	15,483	266
Suncor Energy Inc.[3]	4,744,278	75,875
Pioneer Natural Resources Company	619,661	62,326
Reliance Industries Ltd.	2,222,000	57,902
Baker Hughes Co., Class A	1,817,807	34,029
		2,541,150

Total common stocks (cost: $64,416,756,000)		100,465,045

Preferred securities 0.85%
Financials 0.28%
Banco Bradesco SA, preferred nominative	50,846,890	230,630
Fannie Mae, Series S, 8.25% noncumulative, preferred shares[1]	3,417,000	36,357
Federal Home Loan Mortgage Corp., Series Z, 8.375% noncumulative, preferred shares[1]	3,518,000	35,532
		302,519

Energy 0.20%
Petróleo Brasileiro SA (Petrobras), preferred nominative (ADR)	22,764,000	210,567

Consumer discretionary 0.20%
Volkswagen AG, nonvoting preferred shares	1,233,521	207,968

Information technology 0.10%
Samsung Electronics Co., Ltd., nonvoting preferred shares	1,864,600	102,957

Health care 0.07%
Grifols, SA, Class B, nonvoting preferred, non-registered shares	3,854,351	71,724

Total preferred securities (cost: $854,673,000)		895,735

Rights & warrants 0.25%
Consumer discretionary 0.25%
Midea Group Co., Ltd., Class A, warrants, expire 2021[2,5]	20,175,000	266,203
Cie. Financière Richemont SA, Class A, warrants, expire 2023[1]	1,340,618	266
		266,469

Total rights & warrants (cost: $161,304,000)		266,469

Capital World Growth and Income Fund	11

Convertible stocks 0.45%	Shares	Value (000)
Financials 0.14%
2020 Cash Mandatory Exchangeable Trust, convertible preferred, 5.25% 2023[5]	124,353	$151,051

Utilities 0.11%
Dominion Energy, Inc., Series A, convertible preferred shares, 7.25% 2022	649,216	65,246
DTE Energy Co., units, convertible preferred shares, 6.25% 2022	1,012,779	48,705
		113,951

Information technology 0.10%
Broadcom Inc., Series A, cumulative convertible preferred shares, 8.00% 2022	82,785	110,163

Health care 0.10%
Boston Scientific Corp., Series A, convertible preferred shares, 5.50% 2023	693,282	70,590
Danaher Corp., Series B, cumulative convertible preferred shares, 5.00% 2023	28,643	37,349
		107,939

Total convertible stocks (cost: $428,048,000)		483,104

Convertible bonds & notes 0.20%	Principal amount (000)
Communication services 0.16%
Sea Ltd., convertibles notes, 2.375% 2025[5]	$81,602	173,582

Consumer discretionary 0.04%
Carnival Corp., convertible notes, 5.75% 2023[5]	16,342	36,421

Total convertible bonds & notes (cost: $130,368,000)		210,003

Bonds, notes & other debt instruments 0.51%
Corporate bonds, notes & loans 0.43%
Health care 0.14%
Teva Pharmaceutical Finance Co. BV 6.00% 2024	85,907	91,175
Teva Pharmaceutical Finance Co. BV 3.15% 2026	59,700	56,678
		147,853

Consumer discretionary 0.13%
Carnival Corp. 11.50% 2023[5]	41,140	46,908
General Motors Company 5.40% 2023	15,446	17,318
General Motors Financial Co. 5.20% 2023	18,950	20,796
Royal Caribbean Cruises Ltd. 11.50% 2025[5]	43,920	51,661
		136,683

Communication services 0.06%
CenturyLink, Inc., Series T, 5.80% 2022	20,048	20,887
CenturyLink, Inc. 7.50% 2024	7,016	7,875
Sprint Corp. 11.50% 2021	33,950	37,112
		65,874

Energy 0.04%
ONEOK, Inc. 2.20% 2025	2,141	2,159
TransCanada Corp. 5.875% 2076 (3-month USD-LIBOR + 4.64% on 8/15/2026)[6]	36,500	40,555
		42,714

Financials 0.04%
Lloyds Banking Group PLC, junior subordinated, 6.657% (3-month USD-LIBOR + 1.27% on 5/21/2037)[5,6]	30,300	38,460

Consumer staples 0.02%
JBS Investments GmbH II 7.00% 2026[5]	20,000	21,567

Total corporate bonds, notes & loans		453,151

12	Capital World Growth and Income Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. 0.05%
United Mexican States, Series M, 8.00% 2023	MXN	1,013,000	$54,885

U.S. Treasury bonds & notes 0.03%
U.S. Treasury 2.50% 2020		$30,000	30,060

Total bonds, notes & other debt instruments (cost: $468,649,000)			538,096

Short-term securities 2.83%		Shares
Money market investments 1.89%
Capital Group Central Cash Fund 0.11%[4,7]		18,979,512	1,898,141
BlackRock Liquidity Funds – FedFund, Institutional Shares 0%[7,8]		32,300,000	32,300
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.01%[7,8]		32,300,000	32,300
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.02%[7,8]		15,700,000	15,700
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 0.01%[7,8]		8,959,018	8,959
Morgan Stanley Institutional Liquidity Funds – Government Portfolio, Institutional Class 0.02%[7,8]		5,300,000	5,300
RBC Funds Trust – U.S. Government Money Market Fund, RBC Institutional Class 1 0.01%[7,8]		3,400,000	3,400
Fidelity Investments Money Market Government Portfolio, Class I 0.01%[7,8]		200,000	200
			1,996,300

Commercial paper 0.94%
Toronto-Dominion Bank 0.13% due 12/2/2020[5]		250,000	249,999
BNG Bank NV 0.15% due 12/3/2020[5]		250,000	249,998
Nederlandse Waterschapsbank NV 0.15% due 12/4/2020[5]		250,000	249,997
Canadian Imperial Bank of Commerce 0.12% due 12/7/2020[5]		250,000	249,995
			999,989

Total short-term securities (cost: $2,996,062,000)			2,996,289
Total investment securities 99.96% (cost: $69,455,860,000)			105,854,741
Other assets less liabilities 0.04%			40,638

Net assets 100.00%			$105,895,379

Investments in affiliates4

	Value of affiliates at 12/1/2019 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value of affiliates at 11/30/2020 (000)	Dividend income (000)
Common stocks 1.20%
Consumer discretionary 1.20%
Ocado Group PLC[1]	$718,193	$30,990	$1,263	$1,120	$519,658	$1,268,698	$—
Communication services 0.00%
ProSiebenSat.1 Media SE1,9	185,815	—	155,783	(189,967)	159,935	—	—
Total common stocks						1,268,698
Short-term securities 1.79%
Money market investments 1.79%
Capital Group Central Cash Fund 0.11%[7]	4,223,179	14,152,865	16,477,956	147	(94)	1,898,141	38,093
Total 2.99%				$(188,700)	$679,499	$3,166,839	$38,093

Capital World Growth and Income Fund	13

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $386,417,000, which represented .36% of the net assets of the fund.
[3]	All or a portion of this security was on loan. The total value of all such securities was $97,118,000, which represented .09% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[4]	Affiliate of the fund or part of the same group of investment companies as the fund, in each case as defined under the Investment Company Act of 1940.
[5]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,785,842,000, which represented 1.69% of the net assets of the fund.
[6]	Step bond; coupon rate may change at a later date.
[7]	Rate represents the seven-day yield at 11/30/2020.
[8]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[9]	Unaffiliated issuer at 11/30/2020.

Key to abbreviations and symbol

ADR = American Depositary Receipts

CAD = Canadian dollars

CDI = CREST Depository Interest

EUR = Euros

GBP = British pounds

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

USD/$ = U.S. dollars

See notes to financial statements.

14	Capital World Growth and Income Fund

Financial statements

Statement of assets and liabilities at November 30, 2020	(dollars in thousands)

Assets:
Investment securities, at value (includes $97,118 of investment securities on loan):
Unaffiliated issuers (cost: $67,316,786)	$102,687,902
Affiliated issuers (cost: $2,139,074)	3,166,839	$105,854,741
Cash		840
Cash denominated in currencies other than U.S. dollars (cost: $22,672)		22,671
Receivables for:
Sales of investments	323,596
Sales of fund’s shares	56,717
Dividends and interest	210,579
Securities lending income	464
Other	4,743	596,099
		106,474,351

Liabilities:
Collateral for securities on loan		98,159
Payables for:
Purchases of investments	217,929
Repurchases of fund’s shares	71,276
Investment advisory services	31,369
Services provided by related parties	18,844
Trustees’ deferred compensation	1,916
Non-U.S. taxes	139,188
Other	291	480,813
Net assets at November 30, 2020		$105,895,379

Net assets consist of:
Capital paid in on shares of beneficial interest		$69,649,415
Total distributable earnings		36,245,964
Net assets at November 30, 2020		$105,895,379

See notes to financial statements.

Capital World Growth and Income Fund	15

Statement of assets and liabilities at November 30, 2020 (continued)

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —

unlimited shares authorized (1,863,580 total shares outstanding)

		Shares		Net asset value
	Net assets	outstanding		per share
Class A	$55,068,353	968,431		$56.86
Class C	1,206,387	21,473		56.18
Class T	12	—	*	56.85
Class F-1	3,088,963	54,463		56.72
Class F-2	11,226,252	197,630		56.80
Class F-3	4,815,469	84,692		56.86
Class 529-A	3,859,706	68,140		56.64
Class 529-C	156,483	2,772		56.45
Class 529-E	117,379	2,075		56.56
Class 529-T	14	—	*	56.84
Class 529-F-1	11	—	*	56.69
Class 529-F-2	214,595	3,774		56.87
Class 529-F-3	11	—	*	56.87
Class R-1	158,448	2,818		56.24
Class R-2	680,496	12,139		56.06
Class R-2E	68,564	1,211		56.61
Class R-3	1,439,821	25,515		56.43
Class R-4	1,458,808	25,726		56.71
Class R-5E	110,173	1,941		56.77
Class R-5	541,622	9,521		56.89
Class R-6	21,683,812	381,259		56.87

*  Amount less than one thousand.

See notes to financial statements.

16	Capital World Growth and Income Fund

Financial statements (continued)

Statement of operations for the year ended November 30, 2020	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $122,212; also includes $38,093 from affiliates)	$2,334,395
Interest (net of non-U.S. taxes of $81)	151,678
Securities lending income (net of fees)	2,087	$2,488,160
Fees and expenses*:
Investment advisory services	356,821
Distribution services	171,694
Transfer agent services	78,675
Administrative services	28,762
Reports to shareholders	2,884
Registration statement and prospectus	1,049
Trustees’ compensation	710
Auditing and legal	416
Custodian	10,849
Other	2,601
Total fees and expenses before reimbursement	654,461
Less reimbursement of fees and expenses:
Transfer agent services reimbursement	— †
Total fees and expenses after reimbursement		654,461
Net investment income		1,833,699

Net realized loss and unrealized appreciation:
Net realized (loss) gain on:
Investments (net of non-U.S. taxes of $110):
Unaffiliated issuers	(467,782)
Affiliated issuers	(188,700)
In-kind redemptions	44,921
Currency transactions	63,586	(547,975)
Net unrealized appreciation on:
Investments (net of non-U.S. taxes of $53,749):
Unaffiliated issuers	11,089,753
Affiliated issuers	679,499
Currency translations	3,456	11,772,708
Net realized loss and unrealized appreciation		11,224,733

Net increase in net assets resulting from operations		$13,058,432

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.
†	Amount less than one thousand.

See notes to financial statements.

Capital World Growth and Income Fund	17

Financial statements (continued)

Statements of changes in net assets
(dollars in thousands)

	Year ended November 30,
	2020	2019
Operations:
Net investment income	$1,833,699	$1,977,176
Net realized (loss) gain	(547,975)	854,454
Net unrealized appreciation	11,772,708	9,994,811
Net increase in net assets resulting from operations	13,058,432	12,826,441

Distributions paid to shareholders	(2,261,413)	(6,170,566)

Net capital share transactions	(4,618,967)	1,032,259

Total increase in net assets	6,178,052	7,688,134

Net assets:
Beginning of year	99,717,327	92,029,193
End of year	$105,895,379	$99,717,327

See notes to financial statements.

18	Capital World Growth and Income Fund

Notes to financial statements

1. Organization

Capital World Growth and Income Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital while providing current income.

The fund has 21 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), seven 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T, 529-F-1, 529-F-2 and 529-F-3) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75% for Class A; up to 3.50% for Class 529-A1	None (except 1% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Classes C and 529-C	None	1% for redemptions within one year of purchase	Class C converts to Class A after eight years and Class 529-C converts to Class 529-A after five years[2]
Class 529-E	None	None	None
Classes T and 529-T3	Up to 2.50%	None	None
Classes F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None

[1]	Prior to June 30, 2020, the initial sales charge was up to 5.75% for Class 529-A purchases.
[2]	Prior to June 30, 2020, Class C converted to Class F-1 and Class 529-C converted to Class 529-A after ten years.
[3]	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses), realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

Capital World Growth and Income Fund	19

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

In-kind redemptions — The fund normally redeems shares in cash; however, under certain conditions and circumstances, payment of the redemption price wholly or partly with portfolio securities or other fund assets may be permitted. A redemption of shares in-kind is based upon the closing value of the shares being redeemed as of the trade date. Realized gains/losses resulting from redemptions of shares in-kind are reflected separately in the fund’s statement of operations.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds”), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to

20	Capital World Growth and Income Fund

a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of November 30, 2020 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$18,358,897	$69,891	$—	$18,428,788
Financials	14,224,745	984	—	14,225,729
Consumer discretionary	13,767,048	—	—	13,767,048
Health care	13,090,408	—	—	13,090,408
Communication services	11,114,033	49,339	—	11,163,372
Industrials	7,910,566	—	—	7,910,566
Consumer staples	6,255,268	—	—	6,255,268
Utilities	4,859,912	—	—	4,859,912
Materials	4,705,483	—	—	4,705,483
Real estate	3,517,321	—	—	3,517,321
Energy	2,541,150	—	—	2,541,150
Preferred securities	895,735	—	—	895,735
Rights & warrants	266	266,203	—	266,469
Convertible stocks	332,053	151,051	—	483,104
Convertible bonds & notes	—	210,003	—	210,003
Bonds, notes & other debt instruments	—	538,096	—	538,096
Short-term securities	1,996,300	999,989	—	2,996,289
Total	$103,569,185	$2,285,556	$—	$105,854,741

Capital World Growth and Income Fund	21

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing in income-oriented stocks — The value of the fund’s securities and income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or

22	Capital World Growth and Income Fund

incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Securities lending — The fund has entered into securities lending transactions in which the fund earns income by lending investment securities to brokers, dealers or other institutions. Each transaction involves three parties: the fund, acting as the lender of the securities, a borrower, and a lending agent that acts as an intermediary.

Securities lending transactions are entered into by the fund under a securities lending agent agreement with the lending agent. The lending agent facilitates the exchange of securities between the fund and approved borrowers, ensures that securities loans are properly coordinated and documented, marks-to-market the value of collateral daily, secures additional collateral from a borrower if it falls below preset terms, and may reinvest cash collateral on behalf of the fund according to agreed parameters. The lending agent provides indemnification to the fund against losses resulting from a borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a potential loss of income or value if a borrower fails to return securities, collateral investments decline in value or the lending agent fails to perform.

The borrower is required to post highly liquid assets, such as cash or U.S. government securities, as collateral for the loan in an amount at least equal to the value of the securities loaned. Investments made with cash collateral are recognized as assets in the fund’s investment portfolio. The same amount is recorded as a liability in the fund’s statement of assets and liabilities. While securities are on loan, the fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer, as well as a portion of the interest on the investment of the collateral. Additionally, although the fund does not have the right to vote on securities while they are on loan, the fund has a right to consent on corporate actions and a right to recall loaned securities to vote. A borrower is obligated to return loaned securities at the conclusion of a loan or, during the pendency of a loan, on demand from the fund.

As of November 30, 2020, the total value of securities on loan was $97,118,000, and the total value of collateral received was $99,776,000. Collateral received includes cash of $98,159,000 and U.S. government securities of $1,617,000. Investment securities purchased from cash collateral are disclosed in the investment portfolio as short-term securities. Securities received as collateral, if any, are not recognized as fund assets. The contractual maturity of cash collateral received under the securities lending agreement is classified as overnight and continuous.

Collateral — The fund receives highly liquid assets, such as cash or U.S. government securities, as collateral in exchange for lending investment securities. The purpose of the collateral is to cover potential losses that could occur in the event the borrower cannot meet its contractual obligation. The lending agent may reinvest cash collateral from securities lending transactions according to agreed parameters. Cash collateral reinvested by the lending agent, if any, is disclosed in the fund’s investment portfolio.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended November 30, 2020, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. During the year ended November 30, 2020, the fund recognized $228,127,000 in reclaims (net of fees and the effect of realized gain or loss from currency translations) and $102,337,000 in interest related to European court rulings, which is included in dividend income and interest income, respectively, in the fund’s statement of operations. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Capital World Growth and Income Fund	23

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; cost of investments sold; net capital losses and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended November 30, 2020, the fund reclassified $53,829,000 from total distributable earnings to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of November 30, 2020, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$395,108
Capital loss carryforward[1]	(633,558)
Gross unrealized appreciation on investments	38,792,788
Gross unrealized depreciation on investments	(2,476,721)
Net unrealized appreciation on investments	36,316,067
Cost of investments	69,538,674

[1]	The capital loss carryforward will be used to offset any capital gains realized by the fund in future years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

Distributions paid were characterized for tax purposes as follows (dollars in thousands):

	Year ended November 30, 2020						Year ended November 30, 2019
Share class	Ordinary income		Long-term capital gains		Total distributions paid		Ordinary income		Long-term capital gains		Total distributions paid
Class A	$733,096		$410,911		$1,144,007		$1,108,419		$2,218,977		$3,327,396
Class C	10,252		13,346		23,598		26,538		87,739		114,277
Class T	—	[2]	—	[2]	—	[2]	—	[2]	—	[2]	—	[2]
Class F-1	44,068		26,909		70,977		71,072		146,367		217,439
Class F-2	167,116		77,642		244,758		216,073		381,750		597,823
Class F-3	75,089		32,388		107,477		88,033		134,752		222,785
Class 529-A	48,480		27,336		75,816		71,138		145,724		216,862
Class 529-C	2,004		3,180		5,184		5,963		20,317		26,280
Class 529-E	1,348		932		2,280		2,286		5,437		7,723
Class 529-T	—	[2]	—	[2]	—	[2]	—	[2]	1		1
Class 529-F-1	3,089		1,472		4,561		4,156		7,551		11,707
Class 529-F-2[3]	—		—		—
Class 529-F-3[3]	—		—		—
Class R-1	1,137		1,381		2,518		2,645		8,470		11,115
Class R-2	4,715		5,667		10,382		10,567		33,604		44,171
Class R-2E	653		520		1,173		1,044		2,570		3,614
Class R-3	16,328		12,164		28,492		30,429		74,698		105,127
Class R-4	20,260		11,738		31,998		33,970		71,642		105,612
Class R-5E	1,513		640		2,153		1,276		1,777		3,053
Class R-5	10,574		5,802		16,376		22,559		49,358		71,917
Class R-6	344,152		145,511		489,663		411,170		672,494		1,083,664
Total	$1,483,874		$777,539		$2,261,413		$2,107,338		$4,063,228		$6,170,566

[2]	Amount less than one thousand.
[3]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

24	Capital World Growth and Income Fund

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.600% on the first $500 million of daily net assets and decreasing to 0.350% on such assets in excess of $115 billion. For the year ended November 30, 2020, the investment advisory services fee was $356,821,000, which was equivalent to an annualized rate of 0.372% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, 529-F-2, 529-F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of November 30, 2020, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders. For the year ended November 30, 2020, CRMC reimbursed transfer agent services fees of less than $1,000 for Class 529-F-3 shares. CRMC does not intend to recoup this reimbursement.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the average daily net assets attributable to each share class of the fund. Currently the fund pays CRMC an administrative services fee at the annual rate of 0.03% of average daily net assets attributable to each share class of the fund for CRMC’s provision of administrative services.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fee is based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. Prior to January 1, 2020, the quarterly fee was based on a series of decreasing annual rates beginning with 0.10% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. Effective January 1, 2020, the quarterly fee was amended to a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

Capital World Growth and Income Fund	25

For the year ended November 30, 2020, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services		Transfer agent services		Administrative services		529 plan services
Class A	$122,411		$52,311		$15,024		Not applicable
Class C	13,359		1,485		412		Not applicable
Class T	—		—	*	—	*	Not applicable
Class F-1	7,593		4,291		920		Not applicable
Class F-2	Not applicable		10,177		2,937		Not applicable
Class F-3	Not applicable		188		1,249		Not applicable
Class 529-A	7,928		3,215		1,021		$2,110
Class 529-C	2,716		291		85		176
Class 529-E	536		56		33		68
Class 529-T	—		—	*	—	*	—	*
Class 529-F-1	—	*	160		51		105
Class 529-F-2†	Not applicable		14		5		10
Class 529-F-3†	Not applicable		—	*	—	*	—	*
Class R-1	1,555		161		47		Not applicable
Class R-2	4,848		2,256		194		Not applicable
Class R-2E	384		130		19		Not applicable
Class R-3	6,945		2,086		417		Not applicable
Class R-4	3,419		1,364		410		Not applicable
Class R-5E	Not applicable		135		28		Not applicable
Class R-5	Not applicable		288		174		Not applicable
Class R-6	Not applicable		67		5,736		Not applicable
Total class-specific expenses	$171,694		$78,675		$28,762		$2,469

*	Amount less than one thousand.
†	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $710,000 in the fund’s statement of operations reflects $581,000 in current fees (either paid in cash or deferred) and a net increase of $129,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term investments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund purchased securities from, and sold securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. Each transaction was executed at the current market price of the security and no brokerage commissions or fees were paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended November 30, 2020, the fund engaged in such purchase and sale transactions with related funds in the amounts of $2,102,948,000 and $1,794,963,000, respectively, which generated $209,393,000 of net realized gains from such sales.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended November 30, 2020.

26	Capital World Growth and Income Fund

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]			Reinvestments of distributions				Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares		Amount		Shares		Amount	Shares	Amount	Shares

Year ended November 30, 2020

Class A	$2,312,902	46,919		$1,122,505		23,366		$(6,692,297)	(137,643)	$(3,256,890)	(67,358)
Class C	103,366	2,122		23,381		485		(750,343)	(15,279)	(623,596)	(12,672)
Class T	—	—		—		—		—	—	—	—
Class F-1	232,937	4,769		68,904		1,440		(935,362)	(19,468)	(633,521)	(13,259)
Class F-2	2,458,389	50,106		234,567		4,907		(2,478,597)	(51,768)	214,359	3,245
Class F-3	997,925	20,350		104,039		2,176		(918,012)	(19,002)	183,952	3,524
Class 529-A	456,741	9,109		75,788		1,582		(565,185)	(11,346)	(32,656)	(655)
Class 529-C	27,595	560		5,181		107		(303,580)	(6,064)	(270,804)	(5,397)
Class 529-E	7,921	160		2,279		47		(24,095)	(486)	(13,895)	(279)
Class 529-T	—	—		—	[2]	—	[2]	—	—	— [2]	— [2]
Class 529-F-1	31,694	635		4,558		96		(223,465)	(4,434)	(187,213)	(3,703)
Class 529-F-2[3]	193,813	3,813		—		—		(2,175)	(39)	191,638	3,774
Class 529-F-3[3]	10	—	[2]	—		—		—	—	10	— [2]
Class R-1	10,415	223		2,515		52		(47,977)	(970)	(35,047)	(695)
Class R-2	89,490	1,825		10,374		215		(208,271)	(4,262)	(108,407)	(2,222)
Class R-2E	13,593	273		1,173		24		(19,937)	(408)	(5,171)	(111)
Class R-3	188,247	3,838		28,439		593		(485,251)	(9,902)	(268,565)	(5,471)
Class R-4	242,434	4,906		31,982		667		(481,979)	(9,744)	(207,563)	(4,171)
Class R-5E	34,362	710		2,152		45		(20,649)	(418)	15,865	337
Class R-5	80,225	1,636		16,353		340		(362,378)	(7,063)	(265,800)	(5,087)
Class R-6	2,768,201	57,661		489,645		10,249		(2,573,509)	(51,567)	684,337	16,343
Total net increase (decrease)	$10,250,260	209,615		$2,223,835		46,391		$(17,093,062)	(349,863)	$(4,618,967)	(93,857)

Year ended November 30, 2019

Class A	$1,959,882	41,552		$3,271,545		74,309		$(6,327,706)	(134,110)	$(1,096,279)	(18,249)
Class C	143,398	3,077		113,302		2,623		(639,291)	(13,641)	(382,591)	(7,941)
Class T	—	—		—		—		—	—	—	—
Class F-1	373,959	7,917		211,823		4,825		(667,232)	(14,118)	(81,450)	(1,376)
Class F-2	2,345,154	49,604		571,959		12,974		(2,295,797)	(48,998)	621,316	13,580
Class F-3	1,292,920	27,446		214,710		4,851		(704,602)	(14,935)	803,028	17,362
Class 529-A	280,443	5,931		216,793		4,943		(528,746)	(11,182)	(31,510)	(308)
Class 529-C	36,521	778		26,269		606		(139,878)	(2,967)	(77,088)	(1,583)
Class 529-E	9,437	200		7,709		176		(28,439)	(603)	(11,293)	(227)
Class 529-T	—	—		1		—	[2]	—	—	1	— [2]
Class 529-F-1	28,969	613		11,702		266		(35,912)	(758)	4,759	121
Class R-1	9,498	203		11,104		257		(46,256)	(982)	(25,654)	(522)
Class R-2	97,017	2,078		44,136		1,023		(221,560)	(4,754)	(80,407)	(1,653)
Class R-2E	18,232	388		3,614		83		(16,901)	(362)	4,945	109
Class R-3	201,901	4,305		104,969		2,410		(536,262)	(11,419)	(229,392)	(4,704)
Class R-4	185,935	3,934		105,559		2,407		(511,176)	(10,836)	(219,682)	(4,495)
Class R-5E	51,005	1,079		3,052		69		(15,466)	(325)	38,591	823
Class R-5	82,315	1,743		71,846		1,638		(589,988)	(12,298)	(435,827)	(8,917)
Class R-6	2,627,259	55,515		1,083,561		24,506		(1,480,028)	(31,541)	2,230,792	48,480
Total net increase (decrease)	$9,743,845	206,363		$6,073,654		137,966		$(14,785,240)	(313,829)	$1,032,259	30,500

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $33,180,683,000 and $36,037,360,000, respectively, during the year ended November 30, 2020.

Capital World Growth and Income Fund	27

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net income to average net assets[3]
Class A:
11/30/2020	$50.98	$.91	$6.10	$7.01	$(.73)	$(.40)	$(1.13)	$56.86	14.17%	$55,068		.77%		.77%		1.83%
11/30/2019	47.80	.97	5.38	6.35	(1.05)	(2.12)	(3.17)	50.98	14.42	52,805		.77		.77		2.03
11/30/2018	53.02	1.11	(2.89)	(1.78)	(.93)	(2.51)	(3.44)	47.80	(3.69)	50,382		.75		.75		2.17
11/30/2017	44.61	.93	9.79	10.72	(1.07)	(1.24)	(2.31)	53.02	24.96	56,786		.77		.77		1.93
11/30/2016	45.34	.96	.06	1.02	(1.04)	(.71)	(1.75)	44.61	2.42	50,454		.79		.79		2.20
Class C:
11/30/2020	50.35	.53	6.06	6.59	(.36)	(.40)	(.76)	56.18	13.34	1,206		1.50		1.50		1.09
11/30/2019	47.23	.60	5.31	5.91	(.67)	(2.12)	(2.79)	50.35	13.54	1,719		1.53		1.53		1.28
11/30/2018	52.41	.70	(2.86)	(2.16)	(.51)	(2.51)	(3.02)	47.23	(4.45)	1,988		1.54		1.54		1.38
11/30/2017	44.12	.55	9.66	10.21	(.68)	(1.24)	(1.92)	52.41	23.95	2,675		1.56		1.56		1.14
11/30/2016	44.85	.61	.05	.66	(.68)	(.71)	(1.39)	44.12	1.60	2,938		1.59		1.59		1.41
Class T:
11/30/2020	50.98	1.03	6.10	7.13	(.86)	(.40)	(1.26)	56.85	14.47 [5]	—	[6]	.52	[5]	.52	[5]	2.07	[5]
11/30/2019	47.80	1.07	5.38	6.45	(1.15)	(2.12)	(3.27)	50.98	14.65 [5]	—	[6]	.54	[5]	.54	[5]	2.25	[5]
11/30/2018	53.03	1.22	(2.90)	(1.68)	(1.04)	(2.51)	(3.55)	47.80	(3.48)[5]	—	[6]	.53	[5]	.53	[5]	2.38	[5]
11/30/2017[7,8]	46.73	.68	6.22	6.90	(.60)	—	(.60)	53.03	14.86 [5,9]	—	[6]	.56	[5,10]	.56	[5,10]	2.09	[5,10]
Class F-1:
11/30/2020	50.86	.89	6.09	6.98	(.72)	(.40)	(1.12)	56.72	14.13	3,089		.81		.81		1.78
11/30/2019	47.69	.94	5.37	6.31	(1.02)	(2.12)	(3.14)	50.86	14.36	3,444		.82		.82		1.98
11/30/2018	52.90	1.08	(2.88)	(1.80)	(.90)	(2.51)	(3.41)	47.69	(3.74)	3,295		.81		.81		2.12
11/30/2017	44.53	.90	9.76	10.66	(1.05)	(1.24)	(2.29)	52.90	24.86	3,820		.83		.83		1.87
11/30/2016	45.25	.93	.08	1.01	(1.02)	(.71)	(1.73)	44.53	2.39	3,286		.83		.83		2.14
Class F-2:
11/30/2020	50.94	1.03	6.08	7.11	(.85)	(.40)	(1.25)	56.80	14.45	11,226		.52		.52		2.07
11/30/2019	47.76	1.07	5.38	6.45	(1.15)	(2.12)	(3.27)	50.94	14.69	9,902		.54		.54		2.25
11/30/2018	52.98	1.21	(2.88)	(1.67)	(1.04)	(2.51)	(3.55)	47.76	(3.49)	8,636		.54		.54		2.38
11/30/2017	44.59	1.05	9.76	10.81	(1.18)	(1.24)	(2.42)	52.98	25.21	7,098		.55		.55		2.17
11/30/2016	45.33	1.07	.05	1.12	(1.15)	(.71)	(1.86)	44.59	2.66	5,646		.55		.55		2.45
Class F-3:
11/30/2020	50.99	1.09	6.08	7.17	(.90)	(.40)	(1.30)	56.86	14.58	4,815		.42		.42		2.17
11/30/2019	47.81	1.12	5.38	6.50	(1.20)	(2.12)	(3.32)	50.99	14.79	4,139		.44		.44		2.35
11/30/2018	53.03	1.27	(2.89)	(1.62)	(1.09)	(2.51)	(3.60)	47.81	(3.39)	3,050		.44		.44		2.48
11/30/2017[7,11]	45.54	.82	7.54	8.36	(.87)	—	(.87)	53.03	18.53 [9]	2,536		.45	[10]	.45	[10]	1.93	[10]
Class 529-A:
11/30/2020	50.79	.89	6.07	6.96	(.71)	(.40)	(1.11)	56.64	14.12	3,860		.81		.81		1.79
11/30/2019	47.63	.94	5.35	6.29	(1.01)	(2.12)	(3.13)	50.79	14.34	3,494		.83		.83		1.98
11/30/2018	52.84	1.07	(2.88)	(1.81)	(.89)	(2.51)	(3.40)	47.63	(3.77)	3,291		.83		.83		2.10
11/30/2017	44.48	.90	9.74	10.64	(1.04)	(1.24)	(2.28)	52.84	24.87	3,415		.84		.84		1.86
11/30/2016	45.21	.92	.06	.98	(1.00)	(.71)	(1.71)	44.48	2.34	2,859		.87		.87		2.12

See end of table for footnotes.

28	Capital World Growth and Income Fund

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net income to average net assets[3]
Class 529-C:
11/30/2020	$50.56	$.51	$6.09	$6.60	$(.31)	$(.40)	$(.71)	$56.45	13.29%		$156		1.55%		1.55%		1.03%
11/30/2019	47.41	.58	5.34	5.92	(.65)	(2.12)	(2.77)	50.56	13.50		413		1.58		1.58		1.24
11/30/2018	52.56	.67	(2.86)	(2.19)	(.45)	(2.51)	(2.96)	47.41	(4.49)		462		1.59		1.59		1.32
11/30/2017	44.25	.52	9.70	10.22	(.67)	(1.24)	(1.91)	52.56	23.90		758		1.61		1.61		1.09
11/30/2016	44.98	.58	.06	.64	(.66)	(.71)	(1.37)	44.25	1.55		659		1.64		1.64		1.35
Class 529-E:
11/30/2020	50.70	.78	6.09	6.87	(.61)	(.40)	(1.01)	56.56	13.92		117		1.02		1.02		1.57
11/30/2019	47.55	.84	5.34	6.18	(.91)	(2.12)	(3.03)	50.70	14.09		119		1.04		1.04		1.76
11/30/2018	52.76	.96	(2.89)	(1.93)	(.77)	(2.51)	(3.28)	47.55	(3.98)		123		1.05		1.05		1.88
11/30/2017	44.41	.79	9.73	10.52	(.93)	(1.24)	(2.17)	52.76	24.58		138		1.06		1.06		1.63
11/30/2016	45.14	.82	.07	.89	(.91)	(.71)	(1.62)	44.41	2.11		117		1.09		1.09		1.90
Class 529-T:
11/30/2020	50.98	1.01	6.08	7.09	(.83)	(.40)	(1.23)	56.84	14.40	[5]	—	[6]	.56	[5]	.56	[5]	2.02	[5]
11/30/2019	47.80	1.05	5.38	6.43	(1.13)	(2.12)	(3.25)	50.98	14.62	[5]	—	[6]	.59	[5]	.59	[5]	2.20	[5]
11/30/2018	53.02	1.19	(2.89)	(1.70)	(1.01)	(2.51)	(3.52)	47.80	(3.54)[5]		—	[6]	.59	[5]	.59	[5]	2.32	[5]
11/30/2017[7,8]	46.73	.66	6.22	6.88	(.59)	—	(.59)	53.02	14.81	[5,9]	—	[6]	.61	[5,10]	.61	[5,10]	2.03	[5,10]
Class 529-F-1:
11/30/2020	50.84	1.08	6.00	7.08	(.83)	(.40)	(1.23)	56.69	14.40	[5]	—	[6]	.57	[5]	.57	[5]	2.18	[5]
11/30/2019	47.68	1.05	5.35	6.40	(1.12)	(2.12)	(3.24)	50.84	14.60		188		.60		.60		2.21
11/30/2018	52.90	1.18	(2.88)	(1.70)	(1.01)	(2.51)	(3.52)	47.68	(3.55)		171		.60		.60		2.32
11/30/2017	44.52	1.01	9.75	10.76	(1.14)	(1.24)	(2.38)	52.90	25.14		149		.62		.62		2.08
11/30/2016	45.25	1.02	.06	1.08	(1.10)	(.71)	(1.81)	44.52	2.56		115		.64		.64		2.34
Class 529-F-2:
11/30/2020[7,12]	50.74	.02	6.11	6.13	—	—	—	56.87	12.08	[9]	215		.05	[9]	.05	[9]	.03	[9]
Class 529-F-3:
11/30/2020[7,12]	50.74	.02	6.11	6.13	—	—	—	56.87	12.08	[9]	—	[6]	.06	[9]	.04	[9]	.04	[9]
Class R-1:
11/30/2020	50.41	.53	6.06	6.59	(.36)	(.40)	(.76)	56.24	13.32		158		1.52		1.52		1.07
11/30/2019	47.28	.60	5.33	5.93	(.68)	(2.12)	(2.80)	50.41	13.56		177		1.54		1.54		1.28
11/30/2018	52.48	.70	(2.87)	(2.17)	(.52)	(2.51)	(3.03)	47.28	(4.46)		191		1.54		1.54		1.39
11/30/2017	44.18	.55	9.69	10.24	(.70)	(1.24)	(1.94)	52.48	23.99		234		1.54		1.54		1.16
11/30/2016	44.91	.62	.07	.69	(.71)	(.71)	(1.42)	44.18	1.65		223		1.55		1.55		1.44

See end of table for footnotes.

Capital World Growth and Income Fund	29

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimburse- ments[4]	Ratio of expenses to average net assets after reimburse- ments[3,4]	Ratio of net income to average net assets[3]
Class R-2:
11/30/2020	$50.25	$.53	$6.04	$6.57	$(.36)	$(.40)	$(.76)	$56.06	13.33%	$681	1.52%	1.52%	1.08%
11/30/2019	47.15	.60	5.30	5.90	(.68)	(2.12)	(2.80)	50.25	13.53	722	1.54	1.54	1.27
11/30/2018	52.34	.70	(2.86)	(2.16)	(.52)	(2.51)	(3.03)	47.15	(4.45)	755	1.54	1.54	1.38
11/30/2017	44.07	.55	9.66	10.21	(.70)	(1.24)	(1.94)	52.34	23.98	932	1.54	1.54	1.16
11/30/2016	44.81	.62	.06	.68	(.71)	(.71)	(1.42)	44.07	1.63	920	1.54	1.54	1.44
Class R-2E:
11/30/2020	50.75	.68	6.09	6.77	(.51)	(.40)	(.91)	56.61	13.65	69	1.22	1.22	1.38
11/30/2019	47.59	.74	5.36	6.10	(.82)	(2.12)	(2.94)	50.75	13.88	67	1.24	1.24	1.56
11/30/2018	52.80	.86	(2.88)	(2.02)	(.68)	(2.51)	(3.19)	47.59	(4.15)	58	1.24	1.24	1.68
11/30/2017	44.47	.69	9.75	10.44	(.87)	(1.24)	(2.11)	52.80	24.34	53	1.24	1.24	1.42
11/30/2016	45.25	.73	.10	.83	(.90)	(.71)	(1.61)	44.47	1.98	16	1.23	1.23	1.68
Class R-3:
11/30/2020	50.59	.75	6.07	6.82	(.58)	(.40)	(.98)	56.43	13.84	1,440	1.07	1.07	1.52
11/30/2019	47.45	.82	5.33	6.15	(.89)	(2.12)	(3.01)	50.59	14.05	1,568	1.09	1.09	1.73
11/30/2018	52.65	.93	(2.87)	(1.94)	(.75)	(2.51)	(3.26)	47.45	(4.02)	1,693	1.09	1.09	1.83
11/30/2017	44.32	.77	9.72	10.49	(.92)	(1.24)	(2.16)	52.65	24.54	2,114	1.09	1.09	1.60
11/30/2016	45.05	.82	.06	.88	(.90)	(.71)	(1.61)	44.32	2.10	1,909	1.10	1.10	1.88
Class R-4:
11/30/2020	50.84	.91	6.09	7.00	(.73)	(.40)	(1.13)	56.71	14.20	1,459	.77	.77	1.83
11/30/2019	47.67	.96	5.36	6.32	(1.03)	(2.12)	(3.15)	50.84	14.37	1,520	.79	.79	2.02
11/30/2018	52.89	1.09	(2.89)	(1.80)	(.91)	(2.51)	(3.42)	47.67	(3.72)	1,640	.79	.79	2.13
11/30/2017	44.51	.92	9.76	10.68	(1.06)	(1.24)	(2.30)	52.89	24.93	2,003	.79	.79	1.90
11/30/2016	45.24	.95	.06	1.01	(1.03)	(.71)	(1.74)	44.51	2.40	1,748	.80	.80	2.18
Class R-5E:
11/30/2020	50.91	1.01	6.08	7.09	(.83)	(.40)	(1.23)	56.77	14.41	110	.56	.56	2.03
11/30/2019	47.74	1.04	5.39	6.43	(1.14)	(2.12)	(3.26)	50.91	14.64	82	.58	.58	2.19
11/30/2018	52.96	1.20	(2.89)	(1.69)	(1.02)	(2.51)	(3.53)	47.74	(3.53)	37	.58	.58	2.37
11/30/2017	44.59	1.01	9.78	10.79	(1.18)	(1.24)	(2.42)	52.96	25.17	14	.58	.58	2.09
11/30/2016	45.34	1.01	.06	1.07	(1.11)	(.71)	(1.82)	44.59	2.54	9	.66	.66	2.31
Class R-5:
11/30/2020	51.02	1.06	6.09	7.15	(.88)	(.40)	(1.28)	56.89	14.51	542	.47	.47	2.13
11/30/2019	47.83	1.11	5.37	6.48	(1.17)	(2.12)	(3.29)	51.02	14.74	745	.49	.49	2.34
11/30/2018	53.05	1.25	(2.89)	(1.64)	(1.07)	(2.51)	(3.58)	47.83	(3.44)	1,125	.49	.49	2.44
11/30/2017	44.64	1.07	9.78	10.85	(1.20)	(1.24)	(2.44)	53.05	25.29	1,305	.49	.49	2.21
11/30/2016	45.37	1.10	.04	1.14	(1.16)	(.71)	(1.87)	44.64	2.71	1,117	.50	.50	2.51
Class R-6:
11/30/2020	51.01	1.09	6.08	7.17	(.91)	(.40)	(1.31)	56.87	14.56	21,684	.42	.42	2.18
11/30/2019	47.82	1.12	5.39	6.51	(1.20)	(2.12)	(3.32)	51.01	14.82	18,613	.43	.43	2.36
11/30/2018	53.04	1.27	(2.89)	(1.62)	(1.09)	(2.51)	(3.60)	47.82	(3.39)	15,132	.44	.44	2.48
11/30/2017	44.64	1.08	9.79	10.87	(1.23)	(1.24)	(2.47)	53.04	25.33	13,381	.45	.45	2.23
11/30/2016	45.37	1.10	.07	1.17	(1.19)	(.71)	(1.90)	44.64	2.77	8,951	.45	.45	2.52

	Year ended November 30,
	2020	2019	2018	2017	2016
Portfolio turnover rate for all share classes[13]	36%	23%	49%	35%	35%

30	Capital World Growth and Income Fund

Financial highlights (continued)

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements from CRMC. During one of the periods shown, CRMC reimbursed a portion of transfer agent services fees for certain share classes.
[4]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[5]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[6]	Amount less than $1 million.
[7]	Based on operations for a period that is less than a full year.
[8]	Class T and 529-T shares began investment operations on April 7, 2017.
[9]	Not annualized.
[10]	Annualized.
[11]	Class F-3 shares began investment operations on January 27, 2017.
[12]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.
[13]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.

See notes to financial statements.

Capital World Growth and Income Fund	31

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Capital World Growth and Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Capital World Growth and Income Fund (the “Fund”) as of November 30, 2020, the related statement of operations for the year ended November 30, 2020, the statements of changes in net assets for each of the two years in the period ended November 30, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Los Angeles, California

January 8, 2021

We have served as the auditor of one or more investment companies in The Capital Group Companies Investment Company Complex since 1934.

32	Capital World Growth and Income Fund

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (June 1, 2020, through November 30, 2020).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Capital World Growth and Income Fund	33

Expense example (continued)

	Beginning account value 6/1/2020	Ending account value 11/30/2020	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$1,207.42	$4.21	.76%
Class A – assumed 5% return	1,000.00	1,021.26	3.85	.76
Class C – actual return	1,000.00	1,202.93	8.23	1.49
Class C – assumed 5% return	1,000.00	1,017.60	7.54	1.49
Class T – actual return	1,000.00	1,208.86	2.88	.52
Class T – assumed 5% return	1,000.00	1,022.46	2.64	.52
Class F-1 – actual return	1,000.00	1,207.29	4.48	.81
Class F-1 – assumed 5% return	1,000.00	1,021.01	4.10	.81
Class F-2 – actual return	1,000.00	1,208.82	2.88	.52
Class F-2 – assumed 5% return	1,000.00	1,022.46	2.64	.52
Class F-3 – actual return	1,000.00	1,209.64	2.33	.42
Class F-3 – assumed 5% return	1,000.00	1,022.96	2.13	.42
Class 529-A – actual return	1,000.00	1,207.11	4.43	.80
Class 529-A – assumed 5% return	1,000.00	1,021.06	4.05	.80
Class 529-C – actual return	1,000.00	1,202.78	8.50	1.54
Class 529-C – assumed 5% return	1,000.00	1,017.35	7.79	1.54
Class 529-E – actual return	1,000.00	1,205.97	5.59	1.01
Class 529-E – assumed 5% return	1,000.00	1,020.00	5.11	1.01
Class 529-T – actual return	1,000.00	1,208.70	3.10	.56
Class 529-T – assumed 5% return	1,000.00	1,022.26	2.84	.56
Class 529-F-1 – actual return	1,000.00	1,208.52	3.16	.57
Class 529-F-1 – assumed 5% return	1,000.00	1,022.21	2.89	.57
Class 529-F-2 – actual return†	1,000.00	1,208.66	.52	.57
Class 529-F-2 – assumed 5% return†	1,000.00	1,022.21	2.89	.57
Class 529-F-3 – actual return†	1,000.00	1,209.17	.44	.49
Class 529-F-3 – assumed 5% return†	1,000.00	1,022.61	2.48	.49
Class R-1 – actual return	1,000.00	1,203.03	8.34	1.51
Class R-1 – assumed 5% return	1,000.00	1,017.50	7.64	1.51
Class R-2 – actual return	1,000.00	1,203.05	8.28	1.50
Class R-2 – assumed 5% return	1,000.00	1,017.55	7.59	1.50
Class R-2E – actual return	1,000.00	1,204.94	6.74	1.22
Class R-2E – assumed 5% return	1,000.00	1,018.95	6.17	1.22
Class R-3 – actual return	1,000.00	1,205.80	5.86	1.06
Class R-3 – assumed 5% return	1,000.00	1,019.75	5.37	1.06
Class R-4 – actual return	1,000.00	1,207.58	4.26	.77
Class R-4 – assumed 5% return	1,000.00	1,021.21	3.90	.77
Class R-5E – actual return	1,000.00	1,208.69	3.10	.56
Class R-5E – assumed 5% return	1,000.00	1,022.26	2.84	.56
Class R-5 – actual return	1,000.00	1,209.31	2.60	.47
Class R-5 – assumed 5% return	1,000.00	1,022.71	2.38	.47
Class R-6 – actual return	1,000.00	1,209.62	2.33	.42
Class R-6 – assumed 5% return	1,000.00	1,022.96	2.13	.42

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
†	The period for the “annualized expense ratio” and “actual return” line is based on the number of days since the share class began investment operations on October 30, 2020. The “assumed 5% return” line is based on 183 days.

34	Capital World Growth and Income Fund

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended November 30, 2020:

Long-term capital gains	$777,539,000
Foreign source income	$0.80 per share
Qualified dividend income	100%
Corporate dividends received deduction	$862,889,000
U.S. government income that may be exempt from state taxation	$11,024,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2021, to determine the calendar year amounts to be included on their 2020 tax returns. Shareholders should consult their tax advisors.

Capital World Growth and Income Fund	35

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the continuation of the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through October 31, 2021. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all the fund’s independent board members. The board and the committee determined in the exercise of their business judgment that the fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account their interaction with CRMC as well as information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel with respect to the matters considered. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; the resources and systems CRMC devotes to investment management (the manner in which the fund’s assets are managed, including liquidity management), financial, investment operations, compliance, trading, proxy voting, shareholder communications, and other services; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board considered the risks assumed by CRMC in providing services to the fund, including operational, business, financial, reputational, regulatory and litigation risks. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective. They compared the fund’s investment results with those of other funds (including funds that currently form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes over various periods (including the fund’s lifetime) through February 29, 2020. They generally placed greater emphasis on longer term periods. On the basis of this evaluation and the board’s and the committee’s ongoing review of investment results, and considering the relative market conditions during certain reporting periods, the board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement, and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses are competitive with those of other similar funds included in the comparable Lipper category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and market differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, as well as in relation to the risks assumed by the adviser in sponsoring and managing the fund, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

36	Capital World Growth and Income Fund

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting that through December 31, 2018, CRMC benefited from research obtained with commissions from portfolio transactions made on behalf of the fund, and since that time has undertaken to bear the cost of obtaining such research. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its track record of investing in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. They reviewed information on the profitability of the investment adviser and its affiliates. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and CRMC’s sharing of potential economies of scale, or efficiencies, through breakpoints and other fee reductions and costs voluntarily absorbed. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

Capital World Growth and Income Fund	37

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38	Capital World Growth and Income Fund

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Capital World Growth and Income Fund	39

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40	Capital World Growth and Income Fund

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Capital World Growth and Income Fund	41

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Joseph C. Berenato, 1946 Chairman of the Board (Independent and Non-Executive)	2005	Former Chairman and CEO, Ducommun Incorporated (aerospace components manufacturer)	15	None
Mary Anne Dolan, 1947	2010	Founder and President, MAD Ink (communications company); former Editor-in-Chief, The Los Angeles Herald Examiner (retired 1989)	10	None
John G. Freund, MD, 1953	2016	Founder and Managing Director, Skyline Ventures (a venture capital investor in health care companies)	6	Collegium Pharmaceutical, Inc.; SI–Bone, Inc.; Sutro Biopharma, Inc.;
Pedro J. Greer, Jr., 1956	2016	Physician; Professor and Founding Dean, College of Medicine, Roseman University of Health Sciences; former Chairman/Associate Dean, Florida International University	3	None
R. Clark Hooper, 1946	2010	Private investor	89	None
Merit E. Janow, 1958	2001	Dean and Professor, Columbia University, School of International and Public Affairs	88	Mastercard Incorporated; Trimble Inc.
Leonade D. Jones, 1947	2010	Retired; former Treasurer, The Washington Post Company (retired 1996)	10	None
Earl Lewis, Jr., 1955	2017	Professor and Director, University of Michigan; former President, The Andrew W. Mellon Foundation	3	2U, Inc.
Christopher E. Stone, 1956	2009	Professor of Practice of Public Integrity, University of Oxford, Blavatnik School of Government; former President, Open Society Foundations	9	None

Interested trustees5,6

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Sung Lee, 1966 Co-President	2008	Partner — Capital Research Global Investors, Capital International, Inc.[7]; Director, The Capital Group Companies, Inc.[7]	3	None
Winnie Kwan, 1972	2019	Partner — Capital Research Global Investors, Capital International, Inc.[7]	3	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

42	Capital World Growth and Income Fund

Other officers6

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Michael Cohen, 1961 Co-President	2008 – 2009, 2014	Partner — Capital World Investors, Capital Bank and Trust Company[7]; Partner — Capital World Investors, Capital Research Company; Chairman and Senior Vice President, Capital International Limited[7]
Donald H. Rolfe, 1972 Executive Vice President	2008	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Secretary, Capital Research and Management Company
Alfonso Barroso, 1971 Senior Vice President	2010	Partner — Capital Research Global Investors, Capital Research Company7; Director, Capital Research and Management Company
Jeremy Burge, 1961 Senior Vice President	2020	Partner — Capital World Investors, Capital Research and Management Company; Partner — Capital World Investors, Capital Guardian (Canada), Inc.[7]; Chairman and Director, Capital Guardian (Canada), Inc.[7]; Chairman and Director, Capital International Asset Management (Canada), Inc.[7]
Joyce E. Gordon, 1956 Senior Vice President	2019	Partner — Capital Research Global Investors, Capital Research and Management Company
Leo Hee, 1971 Senior Vice President	2019	Partner — Capital World Investors, Capital International, Inc.[7]
Jin Lee, 1969 Senior Vice President	2019	Partner — Capital World Investors, Capital Research and Management Company
David M. Riley, 1967 Senior Vice President	2007	Partner — Capital Research Global Investors, Capital Research and Management Company; Director, Capital Strategy Research, Inc.[7]
Alex Sheynkman, 1963 Senior Vice President	2010	Partner — Capital Research Global Investors, Capital Research and Management Company
Michael W. Stockton, 1967 Secretary	2013	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
Gregory F. Niland, 1971 Treasurer	2016	Vice President — Investment Operations, Capital Research and Management Company
Jennifer L. Butler, 1966 Assistant Secretary	2013	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Assistant Vice President — Investment Operations, Capital Research and Management Company
W. Michael Pattie, 1981 Assistant Treasurer	2020	Assistant Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	Funds managed by Capital Research and Management Company or its affiliates.
[4]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[5]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the trustees and/or officers listed, with the exception of Alexander G. Sheynkman, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[7]	Company affiliated with Capital Research and Management Company.

Capital World Growth and Income Fund	43

Office of the fund

333 South Hope Street

Los Angeles, CA 90071-1406

Investment adviser

Capital Research and Management Company

333 South Hope Street

Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts

American Funds Service Company

(Write to the address near you.)

P.O. Box 6007

Indianapolis, IN 46206-6007

P.O. Box 2280

Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank

270 Park Avenue

New York, NY 10017-2070

Counsel

O’Melveny & Myers LLP

400 South Hope Street

Los Angeles, CA 90071-2899

Independent registered public accounting firm

PricewaterhouseCoopers LLP

601 South Figueroa Street

Los Angeles, CA 90017-3874

Principal underwriter

American Funds Distributors, Inc.

333 South Hope Street

Los Angeles, CA 90071-1406

44	Capital World Growth and Income Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on our website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on our website.

Capital World Growth and Income Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The list of portfolio holdings is available free of charge on the SEC website and on our website.

This report is for the information of shareholders of Capital World Growth and Income Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2021, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

American Funds Distributors, Inc., member FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in superior outcomes.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 28 years of investment industry experience, including 22 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes
Equity funds have beaten their Lipper peer indexes in 92% of 10-year periods and 99% of 20-year periods.[2] Fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.[3] Fund management fees have been among the lowest in the industry.[4]

[1]	Investment industry experience as of December 31, 2019.
[2]	Based on Class F-2 share results for rolling periods through December 31, 2019. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary.
[3]	Based on Class F-2 share results as of December 31, 2019. Fifteen of the 17 fixed income American Funds that have been in existence for the three-year period showed a three-year correlation below 0.2. Standard & Poor’s 500 Composite Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our management fees were in the lowest quintile 65% of the time, based on the 20-year period ended December 31, 2019, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Please see capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that John G. Freund, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

WGI

Registrant:

a) Audit Fees:
Audit	2019	129,000
	2020	65,000

b) Audit-Related Fees:
	2019	None
	2020	None

c) Tax Fees:
	2019	9,000
	2020	9,000
	The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2019	None
	2020	None

	Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
	Not Applicable

b) Audit-Related Fees:
	2019	None
	2020	None
	The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
	2019	None
	2020	15,000

	The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
	2019	9,000
	2020	7,000
	The other fees consist of subscription services related to an accounting research tool.

	All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

	Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $18,000 for fiscal year 2019 and $32,000 for fiscal year 2020. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CAPITAL WORLD GROWTH AND INCOME FUND

By __/s/ Donald H. Rolfe________________
Donald H. Rolfe, Principal Executive Officer

Date: January 29, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Donald H. Rolfe_____________
Donald H. Rolfe, Principal Executive Officer

Date: January 29, 2021

By ___/s/ Gregory F. Niland__________________
Gregory F. Niland, Treasurer and Principal Financial Officer

Date: January 29, 2021